UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 5, 97 Pacific Highway, North Sydney NSW Australia	2060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +61 2 8624 6130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	MIGI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On September 28, 2021, Mawson Infrastructure Group Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC, as representative (the “Representative”), of the several underwriters (the “Underwriters”), in connection with the Company’s previously announced public offering (the “Offering”) of 3,913,044 shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and accompanying 3-year warrants to purchase up to 1,956,522 shares of Common Stock with an exercise price of $13.80 (the “Firm Warrants”), at a public offering price of $11.50 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 586,956 shares of Common Stock at the public offering price, less the underwriting discount and commissions (the “Option Shares,” and together with the Firm Shares, the “Shares”) and 293,478 accompanying warrants (the “Option Warrants,” and together with the Firm Warrants, the “Warrants”). On September 28, 2021, the Representative gave us notice of its exercise of its option to purchase 293,478 Option Warrants for approximately an additional $5,870. The closing of the Offering occurred on October 1, 2021.

The net proceeds to the Company from the Offering (including the sale of additional Option Warrants), excluding any exercise by the Underwriters of their option to purchase any of the Option Shares, were approximately $41,234,050, after deducting underwriter fees and estimated offering expenses payable by us. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-258299) initially filed with the Securities and Exchange Commission (the “Commission”) on July 30, 2021 and declared effective on August 9, 2021 (the “Registration Statement”). A preliminary prospectus supplement relating to the Offering was filed with the Commission on September 23, 2021 and a final prospectus supplement relating to the Offering dated September 28, 2021 was filed on September 30, 2021.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties, and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Upon closing of the Offering, the Company entered into a warrant agreement (the “Warrant Agreement”) with Computershare (the “Transfer Agent”), pursuant to which the Warrants were issued and the Transfer Agent will act as warrant agent for the Warrants. The representations, warranties and covenants contained in the Warrant Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

At closing, the Company issued the Representative (or their designee) a warrant (or warrants) to purchase up to 273,913 shares of Common Stock (“Compensation Warrants”) as compensation in connection with the Offering. The Compensation Warrants are in substantially the same form as the warrants being offered to investors in this offering, except they have an exercise price equal to 125% of the offering price of the securities sold in this offering, may be exercised on a cashless basis, and will expire 3-years after the commencement of sales of this offering.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and which is hereby incorporated by reference. Dentons US LLP, counsel to the Company, delivered an opinion as to legality of the issuance and sale of the Shares and Warrants in the Offering, a copy of which is attached hereto as Exhibit 5.1 and is hereby incorporated by reference.

The foregoing summary of the Warrant Agreement is qualified in its entirety by reference to the Warrant Agreement attached hereto as Exhibit 4.1 and which is hereby incorporated by reference. The foregoing summary of the Compensation Warrants are qualified in their entirety by reference to the Compensation Warrants attached hereto as Exhibit 4.3 and which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 28, 2021, the Company issued a press release with respect to the Offering and that as of September 29, 2021, the Company’s shares of common stock have been listed on the Nasdaq Capital Market. A copy of the press release is furnished as Exhibit 99.1 and is hereby incorporated by reference. The press release is furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act. In addition, the press release shall not be deemed incorporated by reference into any of the Company’s filings with the SEC, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 28, 2021, by and between Mawson Infrastructure Group Inc., and H.C. Wainwright & Co., LLC.
4.1	Form of Warrant Agreement
4.2	Form of Warrant (included in Exhibit 4.1)
4.3	Form of Compensation Warrant
5.1	Opinion of Dentons US LLP
23.1	Consent of Dentons US LLP (contained in Exhibit 5.1)
99.1	Press Release of the Company dated September 28, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: October 1, 2021	By:	/s/ James Manning
James Manning
Chief Executive Officer

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